DWS Floating Rate Fund
Summary Prospectus | October 1, 2022

Class/Ticker	A	DFRAX	C	DFRCX	R6	DFRRX	INST	DFRTX	S	DFRPX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated October 1, 2022, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks to provide high current income.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 17), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 44) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	C	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	2.75	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	C	R6	INST	S
Management fee	0.55	0.55	0.55	0.55	0.55
Distribution/service (12b-1) fees	0.25	1.00	None	None	None
Other expenses	0.43	0.45	0.54	0.35	0.51
Acquired funds fees and expenses	0.03	0.03	0.03	0.03	0.03
Total annual fund operating expenses	1.26	2.03	1.12	0.93	1.09
Fee waiver/expense reimbursement	0.24	0.26	0.35	0.16	0.22
Total annual fund operating expenses after fee waiver/expense reimbursement	1.02	1.77	0.77	0.77	0.87
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within 18 months of purchase.
The Advisor has contractually agreed through September 30, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses) at 0.99%, 1.74%, 0.74%, 0.74% and 0.84% for Class A, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	C	R6	INST	S
1	$376	$280	$79	$79	$89
3	641	612	321	280	325
5	925	1,069	583	499	580
10	1,735	2,139	1,332	1,128	1,309
You would pay the following expenses if you did not redeem your shares:
Years	A	C	R6	INST	S
1	$376	$180	$79	$79	$89
3	641	612	321	280	325
5	925	1,069	583	499	580
10	1,735	2,139	1,332	1,128	1,309
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal market conditions, the fund invests at least 80% of its total assets in adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1∕3% of the fund's total assets for a range of purposes, including to create investment leverage.
Senior loans typically are of below investment-grade quality and, compared to investment grade loans, may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national exchange. Senior loans may have longer trade settlement periods than other types of investments.
In addition, the fund may invest a portion of its assets in senior loans that are not secured by collateral. Such unsecured loans involve a greater risk of loss.
In addition to investments in US-dollar denominated loans of US companies, investments may include US-dollar denominated loans of non-US companies and non-US dollar denominated loans of both US and non-US companies. The fund may acquire senior loans of borrowers engaged in any industry, but will invest no more than 25% of its total assets in senior loans of borrowers and securities of issuers in any one industry. The fund does not have a targeted maturity range for its portfolio.
Under normal market conditions, up to 20% of the fund’s total assets may be held in cash and other investments, including, but not limited to, fixed-rate debt obligations, short- to medium-term notes, high-yield securities, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below, commonly referred to as junk bonds), equity securities, hybrid and synthetic loans, collateralized loan obligations, and asset-backed securities.
Management process. Portfolio management focuses on cash flow and total return analysis, and diversification among sectors, industries and individual issuers. Portfolio management uses an active process, which emphasizes relative value and total return, using intensive research to seek to identify stable to improving credit situations that may provide yield compensation for the risk of owning below investment-grade, floating rate and other investments.
The investment process involves a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy, and a bottom-up approach using relative value and fundamental analysis to seek to select the best investments within each industry. Portfolio management considers a number of factors, including debt leverage and interest coverage, financially material environmental, social and governance (ESG) factors, independent credit research, management visits and conference calls, as part of its analysis and research process.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely

DWS Floating Rate Fund
Summary Prospectus October 1, 2022

affect the rate of interest payable on loans acquired by the fund, thus reducing fund returns. During periods of limited supply of senior loans, the fund’s yield may be lower. Because the fund may invest heavily in one category of loans, market risk may be more pronounced for the fund than for funds that invest in a more diverse set of securities.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursions and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
Other market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Market disruptions, such as those caused by Russian military action and the COVID-19 pandemic, may magnify the impact of each of the other risks described in this “MAIN
RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high-yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.
When purchasing senior loans, the fund faces the risk that the creditworthiness of the borrower may decline, causing the value of the fund’s interest in a loan to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Senior loans and other floating rate debt securities that are rated below investment grade are considered speculative because of the credit risk of the borrowers. Such borrowers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The value of senior loans made to such borrowers is likely to be more sensitive to adverse news about the borrower, markets or economy.
Any non-payment of principal or interest could result in a reduction of income to the fund, a reduction in the value of the fund’s interest in the senior loan and a reduction in the fund’s net asset value. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Senior loans may have longer trade settlement periods than other types of investments which could result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale. To the extent

DWS Floating Rate Fund
Summary Prospectus October 1, 2022

that other sources of liquidity are unavailable, the uncertainty of trade settlement periods could lead to shortfalls in cash needed to handle fund redemptions, especially during periods of heavy redemption activity.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the effective duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Senior loans typically have adjustable interest rates. However, because floating rates on senior loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in senior loan defaults, which may cause a further decline in the fund’s value. Conversely, a decrease in interest rates could adversely affect the income earned by the fund from senior loans. Although interest rates in the US remain at low levels, they have been rising and are expected to continue to increase in the near future. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The transition process from LIBOR towards its expected replacement reference rate with the Secured Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act in March 2022 which will replace LIBOR-based benchmark rates in instruments with no, or insufficient, alternative rate-setting provisions with a SOFR-based rate following the cessation of LIBOR. However, the fund or the instruments in which the fund invests may be adversely affected by the transition from LIBOR to SOFR by, among other things, increased volatility or illiquidity.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the SEC or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.

DWS Floating Rate Fund
Summary Prospectus October 1, 2022

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement). As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks

DWS Floating Rate Fund
Summary Prospectus October 1, 2022

have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	6.18%	June 30, 2020
Worst Quarter	-11.09%	March 31, 2020
Year-to-Date	-5.70%	June 30, 2022
Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/29/2007	0.74	2.09	2.50
After tax on distribu- tions		-0.54	0.45	0.80
After tax on distribu- tions and sale of fund shares		0.43	0.87	1.18
Class C before tax	6/29/2007	2.81	1.90	2.01
INST Class before tax	6/29/2007	3.85	2.92	3.05
Class S before tax	6/29/2007	3.74	2.81	2.94
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)		5.20	4.27	4.69

	Class Inception	1 Year	5 Years	Since Inception
Class R6 before tax	10/1/2014	3.85	2.92	2.14
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)		5.20	4.27	4.14
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Gary Russell, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2019.
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2019.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A C	1,000	500	1,000	500
R6	None	N/A	N/A	N/A
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000

DWS Floating Rate Fund
Summary Prospectus October 1, 2022

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares and Class R6 shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class and Class R6 shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
Hearing Impaired		For hearing impaired assistance, please call us using a relay service

The fund is generally open on days when the New York Stock Exchange is open for regular trading. If you invest with the fund directly through the transfer agent, you can open a new fund account (Class S shares only) and make an initial investment on the Internet at dws.com, by using the mobile app or by mail. You can make additional investments or sell shares of the fund on any business day by visiting the fund’s Web site, by using the mobile app, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. The ability to open new fund accounts and to transact online or using the mobile app varies depending on share class and account type. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class R6 shares are generally available only to certain qualifying plans and programs, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.

DWS Floating Rate Fund
Summary Prospectus October 1, 2022 DFRF-SUM